Rule 497(e)

File Nos. 333-130820 and 811-08183

SCHWAB SELECT VARIABLE ANNUITY

A flexible premium deferred variable annuity

Issued by

Great-West Life & Annuity Insurance Company of New York

Supplement dated May 22, 2019 to the Prospectus and

Statement of Additional Information (“SAI”) dated May 1, 2012

This Supplement amends certain information contained in the Prospectus and SAI dated May 1, 2012.

Oppenheimer Variable Account Funds Acquisition:

At a meeting held on January 11, 2019, the Board of Trustees of the Oppenheimer Variable Account Funds approved the reorganization of each Oppenheimer VA Fund into a corresponding, newly formed series (each, an “Acquiring Fund” and collectively, the “Acquiring Funds”) of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Reorganization”). The Reorganization is currently expected to close on or about May 24, 2019, or as soon as practicable thereafter (the “Reorganization Date”).

Contract Owners may transfer assets out of the Sub-Accounts for the Oppenheimer Variable Account Funds at any time prior to the Reorganization Date, and any such transfer will not incur a transfer charge and will not count against the annual free transfer limit. Effective as of the close of business May 24, 2019, any assets remaining in the Sub-Accounts for the Oppenheimer Variable Account Funds will become invested in the Sub-Account for the corresponding Acquiring Fund. Any Owner utilizing a custom transfer feature such as Dollar Cost Averaging or Rebalancer involving the Oppenheimer Variable Account Funds, and any allocations made to the Sub-Account for the Oppenheimer Variable Account Funds will automatically be directed to the Sub-Account for the corresponding Acquiring Fund.

As a result of the Reorganization, effective on or about May 24, 2019, the following name change will occur, and all references to the old name in the Prospectus and SAI are hereby deleted and replaced with the new name:

Old Name	New Name

Oppenheimer Variable Account Funds	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Oppenheimer Global Fund/VA	Invesco Oppenheimer V.I. Global Fund

Name Changes:

Effective on or about June 1, 2019, the MFS VIT II International Value Portfolio will be renamed the MFS VIT II International Intrinsic Value Portfolio and all references to MFS VIT II International Value Portfolio in the Prospectus and SAI are hereby deleted and replaced with MFS VIT II International Intrinsic Value Portfolio.

Effective on or about June 3, 2019, the following name changes will occur, and all references to the old names in the Prospectus and SAI are hereby deleted and replaced with the new names:

Old Name	New Name

Dreyfus Investment Portfolios	BNY Mellon Investment Portfolios

Dreyfus Investment Portfolios MidCap Stock Portfolio	BNY Mellon Investment Portfolios MidCap Stock Portfolio

Dreyfus Variable Investment Fund	BNY Mellon Variable Investment Fund

Dreyfus Variable Investment Fund Appreciation Portfolio	BNY Mellon Variable Investment Fund Appreciation Portfolio

Dreyfus Variable Investment Fund Growth & Income Portfolio	BNY Mellon Variable Investment Fund Growth & Income Portfolio

Dreyfus Variable Investment Fund Opportunistic Small Cap Portfolio	BNY Mellon Variable Investment Fund Opportunistic Small Cap Portfolio

Touchstone Focused Fund Merger:

At a Board of Directors meeting held on February 12, 2019, the Board approved the merger of the Touchstone Focused Fund (the “Acquired Fund”) into the Touchstone Common Stock Fund (the “Acquiring Fund”). Subject to shareholder approval, the merger is expected to become effective on or around July 12, 2019 (the “Merger Date”).

Contract Owners may transfer assets out of the Sub-Account for the Acquired Fund at any time prior to the Merger Date, and any such transfer will not incur a transfer charge and will not count against the annual free transfer limit. Effective as of the close of business July 12, 2019, any assets remaining in the Sub-Account for the Acquired Fund will become invested in the Sub-Account for the Acquiring Fund. Any Owner utilizing a custom transfer feature such as Dollar Cost Averaging or Rebalancer involving the Acquired Fund, and any allocations made to the Sub-Account for the Acquired Fund will be automatically directed to the Sub-Account for the Acquiring Fund.

If you have any questions regarding this Supplement, please call the Retirement Resource Operations Center toll-free at (800) 838-0650, or write to the Retirement Resource Operations Center at P.O. Box 173920, Denver, CO 80217-3920.

This Supplement must be accompanied by, or read in conjunction with, the current Prospectus and SAI dated May 1, 2012.

Please read this Supplement carefully and retain it for future reference.

REG107175NY-00

00231274